                                                                  EXHIBIT (b)(7)

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                    Page 1 of 16
                                     -------------------------------------------


                          KEYBANK NATIONAL ASSOCIATION
                             International Division
                          700 Fifth Avenue, 52nd Floor
                             Mailstop: WA 31-10-5260
                            Seattle, Washington 98104

                          IRREVOCABLE LETTER OF CREDIT

                                 No. WSL 092425

                                December 12, 2000

To:     U.S. Bank Trust National Association,
          a national banking association
        1420 Fifth Avenue, 7th Floor, WWH1022
        Seattle, Washington 98101

        Attention: Corporate Trust Division

           Re: Washington Economic Development Finance Authority Nonrecourse Revenue Bonds, 1997 (Lindal Cedar Homes, Inc. Project), Series A-Taxable and Nonrecourse Revenue Bonds, 1997 (Lindal Cedar Homes, Inc. Project), Series B-Tax-Exempt (the "Bonds")

Ladies and Gentlemen:

        We hereby establish our Irrevocable Letter of Credit ("Letter of Credit") in your favor, as Trustee for the Bonds, in the aggregate stated amount of Three Million Five Hundred Thirty Six Thousand Eight Hundred Seventy Eight and 95/100 Dollars ($3,536,878.95) ("Credit") of which Credit a maximum of Three Million Four Hundred Twenty Five Thousand and No/100 Dollars ($3,425,000.00) shall be available with respect to principal of Bonds ("Principal") and a maximum amount of One Hundred Eleven Thousand Eight Hundred Seventy Eight and 95/100 Dollars ($111,878.95) shall be available with respect to interest on Bonds ("Interest"). The Bonds are issued by the Washington Economic Development Finance Authority ("Issuer") pursuant to an Indenture of Trust dated as of November 1, 1997 between you and the Issuer ("Indenture"). The proceeds of the Bonds are being used to make a loan to Lindal Cedar Homes, Inc., a Delaware corporation (the "Account Party").

        Funds under this Letter of Credit are available to you against your sight draft(s) drawn on us stating on their face: "Drawn under KeyBank National Association Irrevocable Letter of Credit No. WSL 092425 dated December 12, 2000" and presentation to us of your written

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                    Page 2 of 16
                                     -------------------------------------------

certificate(s) in the forms attached and incorporated herein as Annex A (an "A Drawing") and/or an Annex B (a "B Drawing").

        Demand for payment may be made by you at any time during our business hours at KeyBank National Association, International Division, 700 Fifth Avenue, 52nd Floor, Mailcode WA-31-10-5260, Seattle, Washington 98104, Attention:
Sharlene Sauders (or such other person as we may from time to time specify), on a Business Day (a day which is not a Saturday or Sunday or a day on which you, as Trustee, and banking institutions in Seattle, Washington, are authorized or required by law to close). Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at KeyBank National Association, International Division, 700 Fifth Avenue, 52nd Floor, Mailcode WA-31-10-5260, Seattle, Washington 98104, Attention: Sharlene Sauders, specifically referring thereon to KeyBank National Association Irrevocable Letter of Credit No. WSL 092425. We will honor a telefax drawing sent to us at
(206) 343-6921 with the original drawing to be deposited in the United States mail addressed to us on the same day as the telefax drawing.

        If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you immediate notice that the purported negotiation was not effected in accordance with this Letter of Credit, stating the reasons therefor and that we are holding any documents at your disposal or are returning them to you, as we may elect. Upon being notified that the purported negotiation was not effected in conformity with this Letter of Credit, you may attempt to correct any such nonconforming demand for payment if and to the extent that you, as Trustee, are entitled and able to do so and provided such corrections are presented prior to the expiry date of this Letter of Credit.

        Our payments to you will be made in U.S. dollars and immediately available funds. All payments under this Letter of Credit shall be made strictly from our own funds and not in reliance upon the receipt of any funds from any other source, including the Account Party. Any time of day specified in this Letter of Credit is considered to be local time in Seattle, Washington. If a drawing conforms to the terms and conditions hereof, payment shall be made to you of the amount specified in your drawing, as follows:

     Drawing           If Received By                  Will Be Honored By
     -------           --------------                  ------------------
    A Drawing            12:00 noon              11:00 a.m. (next Business Day)
    B Drawing            12:00 noon              11:00 a.m. (next Business Day)

        If any drawing is received by us after the time specified above, the drawing will be deemed to be received at the appropriate time on the following Business Day.

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                    Page 3 of 16
                                     -------------------------------------------

        Multiple and partial drawings are permitted under this Letter of Credit. The Credit shall be reduced and reinstated as described in the following paragraphs. The Credit shall be reduced automatically upon our payment of any drawing, in the following amounts:

Type of Drawing              Type and Amount of Credit Reduction
---------------              -----------------------------------
A Drawing                    Interest in the $ amount of the A Drawing

B Drawing                    Principal in the $ amount of the B Drawing, plus Interest
                             with respect to a B Drawing for Bonds in $ amount equal to the Principal reduction x (interest rate coverage)

        In addition, the Credit will be permanently reduced upon our receipt from you of (and as provided in) your certificate in the form of Annex D attached and incorporated herein.

        Provided that you have not received written notice from us in the form of Annex C hereto on or before the Interest Payment Date with respect to the applicable A Drawing , the Credit shall be reinstated under the following circumstances:

      Drawing        Reinstatement Date                  Reinstatement Amount
      -------        ------------------                  --------------------
     A Drawing       On the same Business Day on         $ amount paid by us under the
                     which an A Drawing is honored       A Drawing

     B Drawing       No reinstatement

        This Letter of Credit shall terminate at our close of business in Seattle, Washington, on the earliest to occur of the following dates: (i) December 22, 2005 (the "Expiration Date"); (ii) 25 days (or if such 25th day is not a Business Day, on the preceding Business Day) after you have received notice from us in the form of Annex C hereto; (iii) the date you surrender this Letter of Credit to us for cancellation; or (iv) the date of our receipt of a certificate from you in the form of Annex F hereto to that effect.

        This Letter of Credit is transferable in the amount of the full unutilized balance hereof and not in part to any transferee who has succeeded you as trustee under the Indenture and such transferred Letter of Credit may be successively transferred. Transfer of the available drawings(s) under this Letter of Credit to such transferee shall be effected by the presentation to us of the original of this Letter of Credit and any subsequent amendments accompanied by the transfer form attached hereto as Annex E, and the payment of $500 as a transfer fee by the Account Party.

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                    Page 4 of 16
                                     -------------------------------------------

        This Letter of Credit shall be governed by the International Chamber of Commerce Uniform Customs and Practice for Documentary Credits, Publication No. 500 (1993 Revision), (and including any amendments, modifications, or revisions thereof) (together, the "UCP") and the laws of the State of Ohio. In addition, notwithstanding the provisions of Article 41 of the UCP to the contrary, this Letter of Credit is intended to remain in full force and effect until it expires in accordance with its terms.

        This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except for the certificates and sight drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts.

                                       KEYBANK NATIONAL ASSOCIATION, a
                                       national banking association

                                       By
                                           -------------------------------------
                                           Authorized Officer


                                       By
                                           -------------------------------------
                                           Authorized Officer

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                    Page 5 of 16
                                     -------------------------------------------

                                     ANNEX A

                            CERTIFICATE FOR A DRAWING

KeyBank National Association
International Division, 700 Fifth Avenue, 52nd Floor
Mailcode WA-31-10-5260
Seattle, Washington  98104

Attention:  Sharlene Sauders

        Re:    Irrevocable Letter of Credit No. WSL 092425
               Issued by KeyBank Bank National Association

        The undersigned, a duly authorized officer of U.S. Bank Trust National Association in its capacity as bond trustee (the "Trustee") hereby certifies to KeyBank National Association (the "Bank"), with reference to the Irrevocable Letter of Credit referred to above (the "Letter of Credit") issued in favor of the Trustee pursuant to the Reimbursement Agreement dated as of December 1, 2000 (the "Reimbursement Agreement") between the Bank and Lindal Cedar Homes, Inc., a Delaware corporation (the "Account Party") with respect to the Washington Economic Development Finance Authority Nonrecourse Revenue Bonds, 1997 (Lindal Cedar Homes, Inc. Project), Series A-Taxable and Nonrecourse Revenue Bonds, 1997 (Lindal Cedar Homes, Inc. Project), Series B-Tax-Exempt (the "Bonds") and an Indenture of Trust dated as of November 1, 1997 by and between the Washington Economic Development Finance Authority and the Trustee (the "Indenture"), that:

        (1) The Trustee is making a drawing under the Letter of Credit in the amount of $_________ with respect to the payment of interest due or to become due on outstanding Bonds, on __________, 200___ for a period which begins on ________, 200___ and continues through __________, 200___.

        (2) The amount demanded hereunder does not exceed the Interest available on the date hereof to be drawn under the Letter of Credit or the amount which the Trustee is required to draw on the date hereof under the Indenture.

        (3) The undersigned requests that the payment hereby demanded be made no later than 11:00 a.m., Seattle time on __________ [if this Certificate is presented at or before 12:00 noon, Seattle time on a Business Day, then insert a date which is a Business Day and is after the date on which this Certificate is delivered; if this Certificate is delivered after 12:00 noon, Seattle time on a Business Day, then insert a date which is a Business Day and which is no earlier than the second Business Day following the date this Certificate is delivered].

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                    Page 6 of 16
                                     -------------------------------------------

Unless otherwise agreed to in a writing signed by you and us, please wire transfer the amount hereby demanded to the Corporate Trust Division of U.S. Bank Trust National Association.

        (4) If this Certificate is delivered by telefax, we undertake to deposit in United States Mail the original executed copy of this Certificate addressed to you on the date of this telefax demand. The date on which payment is demanded is the date on which the amount drawn hereby is due and payable on the Bonds. The undersigned will apply the same, or cause the same to be applied, directly to the payment when due of the interest owing on account of the Bonds pursuant to the Indenture. No portion of said amount shall be applied for any other purpose, and no portion of said amount shall be commingled with other funds.

        Any capitalized term used herein and not defined shall have the meaning assigned to such term in the Letter of Credit or, if not therein defined, as defined in the Reimbursement Agreement.

        The individual signing below hereby represents that he or she is an officer of the undersigned and is duly authorized to execute and deliver this Certificate.

        IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of _______________, 200___.

                                       Very truly yours,

                                       U.S. BANK TRUST NATIONAL ASSOCIATION, a
                                       national banking association, as Trustee

                                       By
                                             -----------------------------------
                                       Name
                                             -----------------------------------
                                       Title
                                             -----------------------------------

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                    Page 7 of 16
                                     -------------------------------------------

                                     ANNEX B

                            CERTIFICATE FOR B DRAWING

KeyBank National Association
International Division, 700 Fifth Avenue, 52nd Floor
Mailcode WA-31-10-5260
Seattle, Washington  98104

Attention:  Sharlene Sauders

        Re:    Irrevocable Letter of Credit No. WSL 092425
               Issued by KeyBank National Association

        The undersigned, a duly authorized officer of U.S. Bank Trust National Association, a national banking association in its capacity as bond trustee (the "Trustee") hereby certifies to KeyBank National Association (the "Bank"), with reference to the Irrevocable Letter of Credit referred to above (the "Letter of Credit") issued in favor of the Trustee pursuant to the Reimbursement Agreement dated as of December 1, 2000 (the "Reimbursement Agreement") between the Bank and Lindal Cedar Homes, Inc., a Delaware corporation (the "Account Party") with respect to the Washington Economic Development Finance Authority Nonrecourse Revenue Bonds, 1997 (Lindal Cedar Homes, Inc. Project), Series A-Taxable and Nonrecourse Revenue Bonds, 1997 (Lindal Cedar Homes, Inc. Project), Series B-Tax-Exempt (the "Bonds") and an Indenture of Trust dated as of November 1, 1997 by and between the Washington Economic Development Finance Authority and the Trustee (the "Indenture"), that:

        (1) The Trustee is making a drawing under the Letter of Credit in the amount of $___________ with respect to the payment of principal of outstanding Bonds due at maturity or upon redemption or acceleration prior to maturity.

        (2) The amount demanded hereby does not exceed the Principal available on the date hereof to be drawn under the Letter of Credit or the amount which the Trustee is required to draw on the date hereof under the Indenture.

        (3) The undersigned requests that the payment hereby demanded be made no later than 11:00 a.m., Seattle time on __________ [if this Certificate is presented at or before 12:00 noon, Seattle time on a Business Day, then insert a date which is a Business Day and is after the date this Certificate is delivered; if this Certificate is delivered after 12:00 noon, Seattle

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                    Page 8 of 16
                                     -------------------------------------------

time on a Business Day, then insert a date which is a Business Day and which is no earlier than the second Business Day following the date this Certificate is delivered]. Unless otherwise agreed to in a writing signed by you and us, please wire transfer the amount hereby demanded to the Corporate Trust Division of U.S. Bank Trust National Association.

        (4) If this Certificate is delivered by telefax, we undertake to deposit in the United States mail the original executed copy of this Certificate addressed to you on the date of this telefax demand. The date on which payment is demanded is the date on which the amount drawn hereby is due and payable on the Bonds. The undersigned will apply the same, or cause the same to be applied, directly to the payment when due of the Principal owing on account of the Bonds pursuant to the Indenture. No portion of said amount shall be applied for any other purpose, and no portion of said amount shall be commingled with other funds.

        The individual signing below hereby represents that he or she is an officer of the undersigned and is duly authorized to execute and deliver this Certificate.

        Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit or, if not therein defined, as defined in the Reimbursement Agreement.

        IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of ___________________, 200__.

                                       U.S. BANK TRUST NATIONAL ASSOCIATION, a
                                       national banking association, as Trustee

                                       By
                                             -----------------------------------
                                       Name
                                             -----------------------------------
                                       Title
                                             -----------------------------------

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                    Page 9 of 16
                                     -------------------------------------------

                                     ANNEX C

                     NOTICE OF DIRECTION TO TRUSTEE TO MAKE
                        A DRAWING UNDER LETTER OF CREDIT

                             Date: _________________

To:     U.S. Bank Trust National Association,
          a national banking association
        1420 Fifth Avenue, 7th Floor, WWH1022
        Seattle, Washington 98101

        Attention: Corporate Trust Division

        Re: Irrevocable Letter of Credit No. WSL 092425 Issued by KeyBank National Association regarding the Washington Economic Development Finance Authority Nonrecourse Revenue Bonds, 1997 (Lindal Cedar Homes, Inc. Project), Series A-Taxable and Nonrecourse Revenue Bonds, 1997 (Lindal Cedar Homes, Inc. Project), Series B-Tax-Exempt (the "Bonds")

Ladies and Gentlemen:

        Reference is made to the Reimbursement Agreement dated as of December 1, 2000 (the "Reimbursement Agreement") between Lindal Cedar Homes, Inc., a Delaware corporation (the "Account Party") and KeyBank National Association pursuant to which there exists an Event of Default (as defined in the Reimbursement Agreement) under Section 8.01 thereof.

        Please be advised (i) that in accordance with the Reimbursement Agreement and Section 6.01 of the Indenture, we are directing you, as Trustee, to accelerate the Bonds for redemption; and as the beneficiary of the Letter of Credit, to make a drawing under the Letter of Credit for the redemption price of all outstanding Bonds pursuant to Section 6.02 of the

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                   Page 10 of 16
                                     -------------------------------------------

Indenture and (ii) THAT AS A CONSEQUENCE OF SUCH DIRECTION YOU MAY MAKE A DRAWING UNDER THE LETTER OF CREDIT NO LATER THAN 25 DAYS (OR IF SUCH 25TH DAY IS NOT A BUSINESS DAY, ON THE PRECEDING BUSINESS DAY) AFTER YOUR RECEIPT OF THIS NOTICE, AFTER WHICH DAY THE LETTER OF CREDIT WILL EXPIRE.

                                       Very truly yours,

                                       KEYBANK NATIONAL ASSOCIATION, a
                                       national banking association

                                       By
                                             -----------------------------------
                                       Name
                                             -----------------------------------
                                       Title
                                             -----------------------------------

cc: Lindal Cedar Homes, Inc.

ACKNOWLEDGMENT:

The undersigned, a _______________________ of U.S. Bank Trust National Association, a national banking association, Trustee for the above-referenced Bonds, hereby acknowledges receipt of the foregoing Annex C, and understands that the Letter of Credit is required to be drawn upon by the Trustee within 25 days (or if such 25th day is not a Business Day, on the preceding Business Day) of the receipt of this Annex C.

Dated this ____ day of ____________, 200__.

U.S. BANK TRUST NATIONAL ASSOCIATION,
a national banking association, Trustee

Name
        -----------------------------------
Title:
        -----------------------------------

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                   Page 11 of 16
                                     -------------------------------------------

                                     ANNEX D

                      NOTICE OF REDUCTION OF STATED AMOUNT

                               Date: _____________


KeyBank National Association
International Division, 700 Fifth Avenue, 52nd Floor
Mailcode WA-31-10-5260
Seattle, Washington  98104

Attention:  Sharlene Sauders

        Re:    Irrevocable Letter of Credit No. WSL 092425
               Issued by KeyBank National Association

Ladies and Gentlemen:

        This is to notify you that on the date hereof _____________________ Dollars ($___________) have been defeased, paid, redeemed and/or cancelled in principal amount of the Washington Economic Development Finance Authority Nonrecourse Revenue Bonds, 1997 (Lindal Cedar Homes, Inc. Project), Series A-Taxable and Nonrecourse Revenue Bonds, 1997 (Lindal Cedar Homes, Inc. Project), Series B-Tax-Exempt (the "Bonds") in accordance with the terms of an Indenture of Trust dated as of November 1, 1997 by and between the Washington Economic Development Finance Authority and U.S. Bank Trust National Association (f/k/a First Trust National Association), a national banking association as trustee (the "Indenture"). In accordance with the Letter of Credit, we confirm that the Principal component of the Letter of Credit is reduced to _____________________ Dollars ($______________) and the Interest component of the Letter of Credit is reduced to __________________ Dollars ($__________).

        Following the redemption or cancellation referred to above, the aggregate Principal amount of all the Bonds which are Outstanding within the meaning of the Indenture is $___________. Said amount does not exceed the Principal component of the Letter of Credit following the reduction thereof pursuant to the reduction confirmed by this notice.

        Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit or, if not defined therein, as such term is defined in the Reimbursement Agreement.

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                   Page 12 of 16
                                     -------------------------------------------

        The individual signing below hereby represents that he or she is authorized to sign this document on behalf of the Trustee.

                                       Yours very truly,

                                       U.S. BANK TRUST NATIONAL ASSOCIATION, a
                                       national banking association, as Trustee

                                       By
                                             -----------------------------------
                                       Name
                                             -----------------------------------
                                       Title
                                             -----------------------------------

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                   Page 13 of 16
                                     -------------------------------------------

                                     ANNEX E

                          FORM OF TRANSFER INSTRUCTION

                           Date: ____________________

KeyBank National Association
International Division, 700 Fifth Avenue, 52nd Floor
Mailcode WA-31-10-5260
Seattle, Washington  98104

Attention:  Sharlene Sauders

        Re:    Irrevocable Letter of Credit No. WSL 092425
               Issued by KeyBank National Association

Ladies and Gentlemen:

        For value received, the undersigned beneficiary (the "Transferor") hereby irrevocably transfers to:

               (Name of Transferee)
               (Address)

(the "Transferee") all rights of the Transferor with respect to the above-referenced irrevocable Letter of Credit (the "Letter of Credit") including the right to draw under said Letter of Credit in the amount of the full unutilized balance thereof. Said Transferee has succeeded the Transferor as Trustee under that certain Indenture of Trust dated as of November 1, 1997, by and between the Washington Economic Development Finance Authority and U.S. Bank Trust National Association (f/k/a First Trust National Association), a national banking association, as Trustee.

        By virtue of this transfer, the Transferee shall have the sole right as beneficiary of said Letter of Credit, including sole rights relating to any past or future amendments thereof, whether increases or extensions or otherwise. All amendments are to be advised directly to the Transferee without necessity of any consent of or notice to the Transferor.

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                   Page 14 of 16
                                     -------------------------------------------

        By its signature below, the Transferee acknowledges that it has duly succeeded the Transferor as Trustee under the Indenture, and agrees to be bound by terms of the Indenture as if it were the original Trustee thereunder.

        We are delivering herewith the original Letter of Credit and any subsequent amendments and we ask you to endorse the Letter of Credit and remit it directly to the Transferee with your customary advice of transfer.

                                       Very truly yours,

                                       U.S. BANK TRUST NATIONAL ASSOCIATION, a
                                       national banking association, as Trustee

                                       By
                                             -----------------------------------
                                       Name
                                             -----------------------------------
                                       Title
                                             -----------------------------------


Signature of the above party, duly authorized to act on behalf of U.S. Bank Trust National Association, a national banking association

Authenticated by:
                  ----------------------------------------
                                [Name and Title]

Acknowledged by [Insert Name of Transferee] as Transferee and Successor Trustee


By
   -------------------------------------------------------
   [Insert Name and Title of Authorized Officer]

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                   Page 15 of 16
                                     -------------------------------------------

                                     ANNEX F

                       NOTICE OF ALTERNATE CREDIT FACILITY

                           Date: ____________________

KeyBank National Association
International Division, 700 Fifth Avenue, 52nd Floor
Mailcode WA-31-10-5260
Seattle, Washington  98104

Attention: Sharlene Sauders

        Re: Irrevocable Letter of Credit No. WSL 092425 issued by KeyBank National Association regarding the Washington Economic Development Finance Authority Nonrecourse Revenue Bonds, 1997 (Lindal Cedar Homes, Inc. Project), Series A-Taxable and Nonrecourse Revenue Bonds, 1997 (Lindal Cedar Homes, Inc. Project), Series B-Tax-Exempt (the "Bonds")

Ladies and Gentlemen:

        Reference is made to the above-referenced irrevocable Letter of Credit and an Indenture of Trust dated as of November 1, 1997 by and between the Washington Economic Development Finance Authority and U.S. Bank Trust National Association (f/k/a First Trust National Association), a national banking association (the "Indenture").

        The undersigned hereby certifies to KeyBank National Association with respect to the above Letter of Credit, that Lindal Cedar Homes, Inc., a Delaware corporation, has satisfied the conditions precedent in the Indenture regarding the acceptance of an Alternate Credit Facility, and that we have accepted such Alternate Credit Facility in replacement and termination of your Letter of Credit No. WSL 092425.

        We are delivering herewith the original Letter of Credit for cancellation.

                                     -------------------------------------------
                                                    KeyBank National Association
                                     Irrevocable Letter of Credit No. WSL 092425
                                                                   Page 16 of 16
                                     -------------------------------------------

        The individual signing below hereby represents that he or she is an officer of the undersigned and is duly authorized to execute and deliver this document.

                                       U.S. BANK TRUST NATIONAL ASSOCIATION, a
                                       national banking association (Trustee
                                       and Beneficiary)

                                       By
                                             -----------------------------------
                                       Name
                                             -----------------------------------
                                       Title
                                             -----------------------------------


THIS IS THE FINAL PAGE OF
LETTER OF CREDIT NO. S001345